Subsequent event	12 Months Ended
Jun. 30, 2026
Subsequent Event
Subsequent event

36.	Subsequent event:

Subsequent to June 30, 2026, the Company appointed Nicole Rusaw as Chief Financial Officer following the departure of the Company’s former Chief Financial Officer.

Subsequent to June 30, 2026, the Company completed a registered direct offering pursuant to securities purchase agreements with two institutional investors. The Company issued 7,000,000 common shares at a price of US$0.60 per share for gross proceeds of US$4,200. After placement agent fees and other offering expenses, the Company received net proceeds of US$3,863.

Subsequent to June 30, 2026, the Company issued a total of 7,181,143 common shares, including issuances under its At-The-Market (“ATM”) equity offering program, shares issued for services, and RSU exercises. The ATM issuances generated net cash proceeds of US$895.